UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported)    October 3, 2003

EASTMAN CHEMICAL COMPANY
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	1-12626 (Commission File Number)	62-1539359 (I.R.S. employer identification No.)

100 N. Eastman Road, Kingsport, TN (Address of principal executive offices)	37660 (Zip Code)

Registrant’s telephone number, including area code: (423) 229-2000

Item 7. Financial Statements and Exhibits

(c) Exhibits

The following exhibit is furnished pursuant to Item 12(a):

99.01	Public release by the registrant on October 3, 2003 updating efforts to improve CASPI segment profitability and commenting on workforce reductions and third-quarter 2003 earnings expectations.

Item 9. Regulation FD Disclosure (Information Being Furnished Under Item 12).

In accordance with Securities and Exchange Commission Release No. 33-8216, the following information, which is intended to be furnished under Item 12, "Results of Operations and Financial Condition," is instead being furnished under Item 9, "Regulation FD Disclosure." This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On October 3, 2003, the registrant publicly released an update on efforts to improve the Coatings, Adhesives, Specialty Polymers and Inks segment’s profitability, comments on work force reductions, and third quarter 2003 earnings expectations. The full text of the release is furnished as Exhibit 99.01 to this Form 8-K, and is incorporated into Item 9 of this Form 8-K by reference. This release is being furnished under Item 12 of Form 8-K, because it included disclosure of expected results of operations for third-quarter 2003, a completed quarterly period.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eastman Chemical Company

By: /s/ James P. Rogers

Name:	James P. Rogers
Title:	Senior Vice President and
Chief Financial Officer

Date: October 8, 2003

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

99.01	Public release by the registrant on October 3, 2003 updating efforts to improve CASPI segment profitability, and commenting on work force reductions and third quarter 2003 earnings expectations.